EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of the Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan (the “Plan”) on Form 11-K for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Hughes, the Chief Financial Officer of Alion Science and Technology Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan as of and for the period covered by the Report.

/s/ John M. Hughes
Name: John M. Hughes
Title: Chief Financial Officer
Date: January 21, 2003